UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6 th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6 th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2025

Date of reporting period:	8/31/2025

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM National Muni Fund
Class A:
PRNMX
ANNUAL SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the Class A shares of PGIM National Muni Fund (the “Fund”) for the period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM National Muni Fund—Class A	$61	0.61%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the period:
overweights to housing bonds (particularly NFA Class A multifamily deals), transportation bonds (e.g., airports), and prepay gas bonds as spreads tightened; and an underweight to Los Angeles Department of Water and Power bonds as spreads widened after the Southern
California wildfires in January.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning (flattener);
and an underweight in California general obligation bonds as spreads tightened.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positions in futures contributed modestly to performance during the reporting period.
MF104EA

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class A shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: August 31, 2015 to August 31, 2025 Initial Investment of $10,000

The line graph reflects the return on the Fund's Class A shares with sales charges.

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Ten Years (%)
Class A with sales charges	-1.97%	-0.03%	1.70%
Class A without sales charges	1.32%	0.63%	2.03%
Bloomberg Municipal Bond Index*	0.08%	0.40%	2.18%
Bloomberg 1-15 Year Municipal Index	1.94%	0.87%	2.16%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 1,080,580,309
Number of fund holdings	458
Total advisory fees paid for the year	$ 2,626,756
Portfolio turnover rate for the year	62%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	10.4
AA	42.9
A	31.7
BBB	4.7
BB	2.0
B	0.2
Not Rated	6.5
Cash/Cash Equivalents	1.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM National Muni Fund

SHARE CLASS	A
NASDAQ	PRNMX
CUSIP	74441U105
MF104EA

PGIM National Muni Fund
Class C:
PNMCX
ANNUAL SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the Class C shares of PGIM National Muni Fund (the “Fund”) for the period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM National Muni Fund—Class C	$153	1.53%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the period:
overweights to housing bonds (particularly NFA Class A multifamily deals), transportation bonds (e.g., airports), and prepay gas bonds as spreads tightened; and an underweight to Los Angeles Department of Water and Power bonds as spreads widened after the Southern
California wildfires in January.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning (flattener);
and an underweight in California general obligation bonds as spreads tightened.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positions in futures contributed modestly to performance during the reporting period.
MF104EC

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class C shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: August 31, 2015 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Ten Years (%)
Class C with sales charges	-0.59%	-0.25%	1.19%
Class C without sales charges	0.39%	-0.25%	1.19%
Bloomberg Municipal Bond Index*	0.08%	0.40%	2.18%
Bloomberg 1-15 Year Municipal Index	1.94%	0.87%	2.16%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 1,080,580,309
Number of fund holdings	458
Total advisory fees paid for the year	$ 2,626,756
Portfolio turnover rate for the year	62%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	10.4
AA	42.9
A	31.7
BBB	4.7
BB	2.0
B	0.2
Not Rated	6.5
Cash/Cash Equivalents	1.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO.
Credit
ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM National Muni Fund

SHARE CLASS	C
NASDAQ	PNMCX
CUSIP	74441U303
MF104EC

PGIM National Muni Fund
Class Z:
DNMZX
ANNUAL SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the Class Z shares of PGIM National Muni Fund (the “Fund”) for the period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM National Muni Fund—Class Z	$36	0.36%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the period:
overweights to housing bonds (particularly NFA Class A multifamily deals), transportation bonds (e.g., airports), and prepay gas bonds as spreads tightened; and an underweight to Los Angeles Department of Water and Power bonds as spreads widened after the Southern
California wildfires in January.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning (flattener);
and an underweight in California general obligation bonds as spreads tightened.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positions in futures contributed modestly to performance during the reporting period.
MF104EZ

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class Z shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: August 31, 2015 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Ten Years (%)
Class Z	1.58%	0.89%	2.28%
Bloomberg Municipal Bond Index*	0.08%	0.40%	2.18%
Bloomberg 1-15 Year Municipal Index	1.94%	0.87%	2.16%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 1,080,580,309
Number of fund holdings	458
Total advisory fees paid for the year	$ 2,626,756
Portfolio turnover rate for the year	62%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	10.4
AA	42.9
A	31.7
BBB	4.7
BB	2.0
B	0.2
Not Rated	6.5
Cash/Cash Equivalents	1.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM National Muni Fund

SHARE CLASS	Z
NASDAQ	DNMZX
CUSIP	74441U402
MF104EZ

PGIM National Muni Fund
Class R6:
PNMQX
ANNUAL SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the Class R6 shares of PGIM National Muni Fund (the “Fund”) for the period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM National Muni Fund—Class R6	$29	0.29%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the period:
overweights to housing bonds (particularly NFA Class A multifamily deals), transportation bonds (e.g., airports), and prepay gas bonds as spreads tightened; and an underweight to Los Angeles Department of Water and Power bonds as spreads widened after the Southern
California wildfires in January.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning (flattener);
and an underweight in California general obligation bonds as spreads tightened.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positions in futures contributed modestly to performance during the reporting period.
MF104ER6

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 4, 2017 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	1.65%	0.96%	2.10% (12/4/2017)
Bloomberg Municipal Bond Index*	0.08%	0.40%	1.93%
Bloomberg 1-15 Year Municipal Index	1.94%	0.87%	2.11%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the share class since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class's inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 1,080,580,309
Number of fund holdings	458
Total advisory fees paid for the year	$ 2,626,756
Portfolio turnover rate for the year	62%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	10.4
AA	42.9
A	31.7
BBB	4.7
BB	2.0
B	0.2
Not Rated	6.5
Cash/Cash Equivalents	1.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM National Muni Fund

SHARE CLASS	R6
NASDAQ	PNMQX
CUSIP	74441U600
MF104ER6

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $44,074 and $41,499, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(c)	Tax Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(d)	All Other Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2025 and August 31, 2024 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 – 11 (Refer to Report(s) below)

PRUDENTIAL NATIONAL MUNI FUND, INC.

PGIM National Muni Fund

FINANCIAL STATEMENTS AND OTHER INFORMATION

AUGUST 31, 2025

Table of Contents	Financial Statements and Other Information	August 31, 2025

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

PGIM National Muni Fund	1

Notes to Financial Statements	27

Other Information - Form N-CSR Items 8-11

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.1%

MUNICIPAL BONDS 98.2%

Alabama 4.4%

Baldwin Cnty. Indl. Dev. Auth. Rev.,
Novelis Corp. Proj., Series A, AMT (Mandatory put date 06/01/32), 144A	5.000%(cc)	06/01/55	5,500	$5,508,321
Black Belt Energy Gas Dist. Rev.,
Gas Proj. No. 7, Series C-1 (Mandatory put date 12/01/26)	4.000(cc)	10/01/52	7,815	7,884,821
Gas Proj. No. 8, Series A (Mandatory put date 12/01/29)	4.000(cc)	12/01/52	2,895	2,894,387
Gas Proj., Series A (Mandatory put date 05/01/32)	5.250(cc)	05/01/56	5,000	5,119,778
Gas Proj., Series E (Mandatory put date 06/01/28)	5.000(cc)	05/01/53	5,000	5,216,295
Proj. No. 6, Series B (Mandatory put date 12/01/26)	4.000(cc)	10/01/52	3,000	3,019,292
Rfdg. (Mandatory put date 12/01/31)	4.000(cc)	06/01/51	5,540	5,606,253
Series B (Mandatory put date 09/01/32)	5.000(cc)	10/01/55	4,200	4,494,851
Series D1, Rfdg. (Mandatory put date 06/01/27)	4.000(cc)	07/01/52	1,000	1,013,290
Jefferson Cnty. Swr. Rev.,
Warrants, Rfdg.	5.250	10/01/42	1,500	1,548,274
Southeast Energy Auth. Cooperative Dist. Rev.,
Proj. No. 5, Series A (Mandatory put date 07/01/29)	5.250(cc)	01/01/54	2,500	2,644,885
Series A	5.000	11/01/26	2,060	2,095,674

				47,046,121

Alaska 1.0%

Alaska Indl. Dev. & Export Auth. Rev.,
Tanana Chiefs Conference Proj., Series A	4.000	10/01/49	3,000	2,398,454
Tanana Chiefs Conference Proj., Series A	5.000	10/01/26	2,385	2,442,329
Tanana Chiefs Conference Proj., Series A	5.000	10/01/31	1,555	1,651,644
Alaska Muni. Bond Bank Auth. Rev.,
Rfdg.	5.000	12/01/26	1,350	1,393,663
Alaska St.,
Series A, GO, Rfdg.	5.000	08/01/35	1,000	1,126,960
Northern Tob. Secur. Corp. Rev.,
Sr. Series A, Class 1, Rfdg.	5.000	06/01/31	1,175	1,267,151

				10,280,201

Arizona 2.1%

Arizona Hlth. Facs. Auth. Rev.,
Banner Hlth., Series B (Mandatory put date 10/01/24)	2.870(cc)	01/01/37	2,265	2,237,989

Arizona Indl. Dev. Auth. Rev.,
Ironwood Ranch Apts. Proj. (Mandatory put date 09/01/26)	5.000(cc)	02/01/58	3,000	3,061,763
Phoenix Children’s Hosp., Series A	5.000	02/01/30	300	329,212
Sustainable Bonds, Equitable Sch. Revolving Fd., Series A	5.250	11/01/48	3,000	2,965,444

Maricopa Cnty. Indl. Dev. Auth. Rev.,
Banner Hlth., Series A	5.000	01/01/41	1,140	1,148,211

Phoenix Civic Impvt. Corp. Rev.,
Series A, AMT	5.000	07/01/47	2,000	1,896,888

Pima Cnty. Ind. Dev. Auth. Rev.,
AZ Chart. Schs. Proj., Series R, Rfdg.	4.000	07/01/26	790	793,129

Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
Salt River Proj., Series A	5.000	01/01/47	1,925	1,968,519
Series B	5.000	05/01/42	2,500	2,640,652

Salt Verde Finl. Corp. Rev.,
Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	2,685	2,896,293
Sr. Gas Rev., Sr. Bonds	5.250	12/01/26	2,180	2,233,224

				22,171,324

Arkansas 0.3%

Fayetteville Sales & Use Tax Rev.,
Sales & Use Tax	2.875	11/01/32	2,780	2,742,330

See Notes to Financial Statements.

PGIM National Muni Fund 1

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California 3.8%

California Cmnty. Choice Fing. Auth. Rev.,
Sustainable Bonds, Clean Energy Proj., Series C (Mandatory put date 10/01/31)	5.250%(cc)	01/01/54	2,000	$2,109,850
California Muni. Fin. Auth. Rev.,
CHF-Davis I, LLC, West Vlg. Student Hsg. Proj., BAM, TCRs	5.000	05/15/29	1,000	1,065,913
Freddie Mac Multifamily Cert. Rev.,
FRETE 2023, ML18, Class X-CA	1.505(cc)	09/25/37	29,099	3,035,893
FRETE 2024, ML22, Class A-US	4.685(cc)	10/25/40	2,477	2,519,660
FRETE 2024, ML23, SPC, Sustainable Bonds, 144A	4.700(cc)	04/25/42	2,891	2,882,233
FRETE 2024, ML24 Trust, Green Bonds	4.300(cc)	05/25/41	3,959	3,779,033
Sustainable Bonds, Series ML-27, Class A, USM	4.759	08/25/41	3,236	3,255,216
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	1,300	1,393,507
Los Angeles Dept. of Wtr. & Pwr. Rev.,
LA Dept. of Wtr. & Pwr. Sys., Series C	4.000	07/01/26	5,840	5,898,462
Series A, Rfdg.	5.000	07/01/28	1,285	1,352,797
Series B, Rfdg.	5.000	07/01/31	4,210	4,679,552
M-S-R Energy Auth. Rev.,
Series A	6.500	11/01/39	2,000	2,372,777
Port of Los Angeles Rev.,
Series A-1, Rfdg. AMT	5.000	08/01/34	1,000	1,115,260
San Francisco City & Cnty. Arpt. Commn. Rev.,
2nd Series, San Francisco Intl. Arpt., Series A, Rfdg., AMT	5.250	05/01/43	2,500	2,539,257
Southern Calif. Pub. Pwr. Auth. Rev.,
Canyon Pwr. Proj., Series B, Rfdg. (Mandatory put date 07/01/27)	3.700(cc)	07/01/40	2,500	2,555,040

				40,554,450

Colorado 4.8%

Baseline Metropolitan Dist. No. 1,
Series A, GO, Rfdg., AGM	4.250	12/01/54	4,400	3,887,724

Colorado Hlth. Facs. Auth. Rev.,
Adventhealth Oblig. Grp., Series B, Rfdg. (Mandatory put date 11/15/30)	5.000(cc)	11/15/36	3,000	3,281,596
Commonspirit Hlth., Series A-1, Rfdg.	5.000	08/01/32	2,250	2,381,848
Intermountain Healthcare, Series B, Rfdg. (Mandatory put date 08/17/26)	5.000(cc)	05/15/62	6,900	7,036,799
Intermountain Healthcare, Series C, Rfdg. (Mandatory put date 08/15/28)	5.000(cc)	05/15/62	3,205	3,406,029
Intermountain Hlth., Series A, Rfdg.	5.000	05/15/44	1,250	1,268,736
SCL Hlth. Sys., Series B, Rfdg.	4.000	01/01/40	3,060	2,854,649
Colorado Springs Co. Util. Sys. Rev.,
Series A-4	5.000	11/15/43	3,080	3,117,812
Colorado St.,
COP	6.000	12/15/39	4,000	4,511,822
Denver City & Cnty. Arpt. Sys. Rev.,
Series A, Rfdg., AMT	5.500	11/15/42	1,875	1,955,479
Series D, Rfdg., AMT	5.750	11/15/35	1,000	1,113,601
Sub. Series B, Rfdg., AMT	5.500	11/15/41	1,000	1,068,167
Sub. Series B, Rfdg., AMT	5.500	11/15/42	1,000	1,061,471
Sub. Sys., Series A, Rfdg., AMT	5.000	12/01/34	2,375	2,449,721
Sub. Sys., Series A, Rfdg., AMT	5.000	12/01/35	1,130	1,159,481
Sub. Sys., Series A, Rfdg., AMT	5.250	12/01/43	3,000	3,023,338
E-470 Pub. Hwy. Auth. Rev.,
Sr. Series B, NATL	0.000(t)	09/01/25	2,140	2,140,000
Regl. Trans. Dist. Rev.,
Denver Transit Partners Eagle P3 Proj., Series A, Rfdg.	5.000	07/15/28	400	419,815
Denver Transit Partners Eagle P3 Proj., Series A, Rfdg.	5.000	07/15/29	400	425,831
Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado,
Series A, GO, 144A	5.000	04/01/35	5,000	5,245,254

				51,809,173

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Connecticut 1.4%

Connecticut St. Higher Ed. Supplement Loan Auth. Rev.,
Chesla Loan Prog., Series B-1, AMT	5.250%	11/15/32	2,630	$2,826,212
Chesla Loan Prog., Series B-1, AMT	5.250	11/15/33	1,630	1,744,125
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
Yale Univ., Series A-2, Rfdg. (Mandatory put date 07/01/26)	2.000(cc)	07/01/42	2,310	2,298,016
Connecticut St. Spl. Tax Rev.,
Series B	5.000	10/01/37	1,440	1,498,570
Trans. Infrast., Series A	5.000	01/01/38	2,195	2,250,912
Norwalk Hsg. Auth. Rev.,
Wall Street Place (Mandatory put date 09/01/27)	3.050(cc)	09/01/58	2,000	2,006,896
Stamford Hsg. Auth. Rev.,
Mozaic Concierge Living Proj., Series D	4.250	10/01/30	2,400	2,432,588

				15,057,319

District of Columbia 1.8%

Dist. of Columbia,
Series A, GO, Rfdg.	5.000	10/15/38	3,000	3,102,403
Dist. of Columbia Rev.,
Dist. of Columbia Int’l. Sch.	5.000	07/01/49	1,275	1,191,533
Friendship Pub. Chart. Sch., Rfdg.	5.000	06/01/36	1,385	1,391,394
Dist. of Columbia Tob. Settlement Fing. Corp. Rev.,
Asset Bkd. Bds., Rfdg.	6.750	05/15/40	8,000	8,248,967
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Series A, Rfdg. AMT	5.000	10/01/30	3,500	3,817,385
Series A, Rfdg., AMT	5.000	10/01/29	1,915	2,072,000

				19,823,682

Florida 6.2%

Broward Cnty. Arpt. Sys. Rev.,
Series A, AMT	5.000	10/01/45	3,000	2,862,694
Central Florida Expressway Auth. Rev.,
Sr. Lien, Rfdg.	4.000	07/01/41	2,000	1,823,938
Sr. Lien, Rfdg.	5.000	07/01/38	2,500	2,574,578
Cityplace CDD.,
Spl. Assmt., Rfdg.	5.000	05/01/26	265	269,212
Florida Dev. Fin. Corp. Rev.,
GFL Solid Wst. Southeast LLC Proj., Series A, AMT (Mandatory put date 10/01/31), 144A	4.375(cc)	10/01/54	3,000	2,991,325
Nova Southeastern Univ. Proj., Series A, Rfdg.	5.000	04/01/26	555	562,668
Florida Higher Edl. Facs. Finl. Auth. Rev.,
Nova Southeastern Univ. Proj., Rfdg.	5.000	04/01/28	1,420	1,437,744
Fort Lauderdale Wtr. & Swr. Rev.,
Enabling Wrks. Proj., Series A	5.500	09/01/53	2,500	2,605,050
Grtr. Orlando Avtn. Auth. Rev.,
Priority Sub. Series A, AMT	5.000	10/01/42	5,000	5,012,050
Priority Sub. Series A, AMT	5.000	10/01/47	5,000	4,797,824
Series A, AMT	5.000	10/01/28	1,500	1,599,161
Series A, AMT	5.000	10/01/38	1,810	1,846,102
Hillsborough Cnty. Indl. Dev. Auth. Rev.,
Baycare Hlth. Sys., Series C, Rfdg.	5.000	11/15/41	2,010	2,091,838
Jacksonville Hsg. Auth. Rev.,
Westwood Apartments	5.000	02/01/34	3,200	3,419,599
JEA Elec. Sys. Rev.,
Series 3-2024A, Rfdg., AGM	5.000	10/01/39	1,000	1,068,137
Series Three 2024A, Rfdg., AGM	5.000	10/01/37	2,500	2,732,998
Lee Cnty. Arpt. Rev.,
AGM, AMT	5.250	10/01/43	1,000	1,026,393

See Notes to Financial Statements.

PGIM National Muni Fund 3

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Lee County Indl. Dev. Auth. Rev.,
Shell Point 2024B-1 (Temps -85)	4.750%	11/15/29	1,000	$1,007,738
Shell Point, 2024B-3, Temps-50	4.125	11/15/29	1,000	1,004,110
Miami Dade Cnty. Avtn. Rev.,
Series A, Rfdg., AMT	5.000	10/01/34	2,500	2,692,407
Miami Dade Cnty. Edu. Facs. Auth. Rev.,
Ambar Station, Series A (Mandatory put date 08/01/29)	3.250(cc)	02/01/44	2,000	2,007,426
Univ. of Miami, Series B, Rfdg.	5.250	04/01/41	3,470	3,663,967
Orange Cnty. Hlth. Facs. Auth. Rev.,
Orlando Hlth. Oblig. Grp., Series B, Rfdg.	5.000	10/01/26	2,275	2,329,110
Orlando Hlth., Inc., Series A, Rfdg.	5.000	10/01/33	1,510	1,533,542
Orlando Hlth., Inc., Series B, Rfdg.	5.000	10/01/44	1,000	983,555
Orlando Util. Commn. Rev.,
Series B (Mandatory put date 10/01/28)	1.250(cc)	10/01/46	3,475	3,191,491
Sarasota Cnty. Pub. Hosp. Dist. Rev.,
Sarasota Mem. Hosp.	5.000	07/01/28	1,160	1,238,745
South Miami Hlth. Facs. Auth., Inc. Rev.,
Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	1,075	1,043,640
Vlg. CDD No. 6,
Spl. Assmt., Rfdg.	4.000	05/01/27	370	378,763
Spl. Assmt., Rfdg.	4.000	05/01/28	300	306,050
Spl. Assmt., Rfdg.	4.000	05/01/29	310	316,040
Vlg. CDD No. 13,
2019 Spl. Assmt., Phase I, Ltd. Offering	3.550	05/01/39	2,625	2,202,079
2021 Spl. Assmt., Phase III	2.550	05/01/31	1,630	1,512,988
Spl. Assmt.	3.375	05/01/34	460	422,237
Spl. Assmt., 144A	2.625	05/01/30	2,405	2,240,077

				66,795,276

Georgia 4.3%
Atlanta Arpt. Passenger Facs. Charge Rev.,
Sub. Lien, Green Bond, Series E, AMT	5.250	07/01/43	4,000	4,071,292
Atlanta GA Dept. Avtn. Rev.,
Series B, Rfdg., AMT	5.000	07/01/29	830	892,169
Series B, Rfdg., AMT	5.250	07/01/41	1,000	1,048,971
Series B, Rfdg., AMT	5.250	07/01/43	2,000	2,060,165
Series B, Rfdg., AMT	5.250	07/01/44	1,000	1,024,882
Burke Cnty. Dev. Auth. Rev.,
Georgia Pwr. Co. Plant Vogtle Proj., 5th Series, Rmkt. (Mandatory put date 06/13/28)	3.700(cc)	10/01/32	1,685	1,708,339
Columbia Cnty. Hosp. Auth. Rev.,
Rev Anticipation CTFS, Wellstar Hlth. Sys. Inc. Proj., Series A	5.125	04/01/48	1,220	1,215,199
DeKalb Cnty. Hsg. Auth. Rev.,
Kensington Station Proj., Series A	4.000	12/01/33	4,000	3,985,843
Sr. Bond, Park at 500 Proj.	4.000	03/01/34	2,000	1,970,029
Gainesville & Hall Cnty. Hosp. Auth. Rev.,
RAN CTFs, NE Georgia Hlth. Sys. Inc. Proj.	5.000	10/15/34	2,000	2,215,676
Georgia Ports Auth. Rev.,
Arpt. & Marina Imps.	5.250	07/01/43	2,500	2,640,483
Main Street Natural Gas, Inc. Rev.,
Series A (Mandatory put date 06/01/32)	5.000(cc)	06/01/55	2,500	2,684,058
Series A (Mandatory put date 09/01/31)	5.000(cc)	05/01/54	2,500	2,682,108
Series B (Mandatory put date 03/01/32)	5.000(cc)	12/01/54	4,500	4,824,186
Series E (Mandatory put date 12/01/32)	5.000(cc)	05/01/55	9,670	10,357,839
Muni. Elec. Auth. of Georgia Rev.,
Proj. One Sub. Bonds, Series A, Rfdg.	5.000	01/01/43	1,000	1,027,820
Proj. One, Sub. Bonds, Series A, Rfdg.	5.000	01/01/26	1,425	1,436,521
Proj. One, Sub. Bonds, Series A, Rfdg., BAM	5.250	01/01/41	1,000	1,064,023

				46,909,603

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Guam 0.2%

Territory of Guam Rev.,
Series G, Rfdg.	5.250%	01/01/38	2,000	$2,124,556

Hawaii 0.6%

Honolulu City & Cnty. Wstewtr. Sys. Rev.,
Sr. 1st Bond Resolution, Series A, Rfdg.	5.000	07/01/37	2,500	2,767,040
Sr. 1st Bond Resolution, Series A, Rfdg.	5.000	07/01/38	3,400	3,719,412

				6,486,452

Illinois 7.7%

Chicago,
Chicago Works, Series A, GO	5.500	01/01/41	1,000	1,015,497
Series A, GO, Rfdg.	5.000	01/01/30	4,000	4,245,150
Series C, GO	6.000	01/01/43	1,000	1,059,881
Series C, GO, Rfdg., ETM(ee)	5.000	01/01/26	1,000	1,007,525

Chicago Brd. of Ed. Rev.,
Spl. Tax	5.000	04/01/46	1,000	902,900

Chicago O’Hare Int’l. Arpt. Rev.,
Series C, Rfdg., AMT	5.000	01/01/37	3,100	3,240,061
Series C, Rfdg., AMT	5.250	01/01/41	1,500	1,558,110
Sr. Lien, Series D	5.250	01/01/42	2,000	2,016,102
Sr. Lien, Series A, Rfdg., AMT	5.250	01/01/43	1,625	1,648,654

Chicago Trans. Auth. Rev.,
2nd Lien	5.000	12/01/46	3,000	2,915,889

Chicago Wstewtr. Transmn. Rev.,
2nd Lien, Series A	5.000	01/01/47	1,000	988,930

Chicago Wtrwks. Rev.,
2nd Lien, Rfdg.	5.000	11/01/36	2,390	2,427,637
2nd Lien, Rmkt., Rfdg.	5.000	11/01/27	1,865	1,912,507
2nd Lien, Series A-1	5.000	11/01/27	510	522,736

Cook Cnty. Sales Tax Rev.,
Series A, Rfdg.	5.250	11/15/45	2,155	2,197,599

Illinois Fin. Auth. Rev.,
CenterPoint Joliet Term. Railroad Proj., AMT (Mandatory put date 12/31/34), 144A	4.125(cc)	12/01/50	3,355	3,226,886
CenterPoint Joliet Term. Railroad, Rmkt., AMT (Mandatory put date 07/02/35), 144A	4.800(cc)	12/01/43	2,000	2,020,619
Univ. of Chicago, Series A, Rfdg.	5.000	10/01/25	1,505	1,507,845
Univ. of Chicago, Series A, Rfdg.	5.000	04/01/34	1,250	1,407,006

Illinois St.,
GO	5.000	11/01/30	500	510,680
Series A, GO	5.000	11/01/25	1,500	1,505,331
Series A, GO	5.000	03/01/31	2,345	2,586,469
Series A, GO	5.000	12/01/39	2,500	2,505,535
Series A, GO, Rfdg.	5.000	10/01/28	750	801,209
Series B, GO	5.000	05/01/39	2,025	2,105,203
Series B, GO	5.250	05/01/45	1,000	1,015,076
Series C, GO	5.000	11/01/29	1,100	1,147,564
Series D, GO	5.000	11/01/25	4,285	4,300,520
Series D, GO, Rfdg.	5.000	07/01/36	1,225	1,295,802

Illinois St. Sales Tax Rev.,
Jr. Oblig. Build Illiois Bonds, Series C, Rfdg.	5.000	06/15/27	3,000	3,126,004
Jr. Oblig. Series A	5.000	06/15/28	1,650	1,755,541

Illinois St. Toll Hwy. Auth. Rev.,
Series C	5.000	01/01/39	2,000	2,000,096
Sr. Series A	5.250	01/01/43	2,250	2,355,313

Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev.,
McCormick Place Expansion, Series A, CABS, NATL	4.067(t)	12/15/34	10,000	6,878,379
McCormick Place Expansion, Series A, CABS, NATL	4.512(t)	06/15/37	7,500	4,431,286

See Notes to Financial Statements.

PGIM National Muni Fund 5

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Railsplitter Tob. Settlement Auth. Rev.,
Tob. Set. Funded (Pre-refunded date 06/01/26)(ee)	5.000%	06/01/28	1,175	$1,197,686
Regl. Trans. Auth. Rev.,
Series A	4.000	06/01/37	3,605	3,458,656
Sales Tax Secur. Corp. Rev.,
2nd Lien, Series A, Rfdg.	5.000	01/01/26	2,430	2,448,457
2nd Lien, Series A, Rfdg.	5.000	01/01/30	1,500	1,638,373
Sr. Series D	5.000	01/01/35	600	646,672

				83,531,386

Indiana 1.7%

Indiana Fin. Auth. Rev.,
Greenwood Vlg. South Proj., TEMPS, 50SM, Series C-2	3.750	05/15/32	1,000	976,916
IN Univ. Hlth., Series A, Rfdg.	5.000	12/01/25	2,280	2,293,503
Indiana Univ. Hlth., Series B-1 (Mandatory put date 07/01/28)	5.000(cc)	10/01/62	4,000	4,222,905
Indiana Univ. Hlth., Series D-5, Rfdg. (Mandatory put date 10/01/37)	5.000(cc)	10/01/54	3,000	3,296,780
Indianapolis Pwr. & Light. Co. Proj., Series B, Rfdg., AMT (Mandatory put date 04/01/26)	0.950(cc)	12/01/38	625	617,719
Indianapolis Local Pub. Impvt. Bond Bank Rev.,
Indianapolis Arpt. Auth. Proj., Series B-2, AMT, Rfdg.	5.000	01/01/32	3,000	3,256,006
Indianapolis Arpt. Auth. Proj., Series I2, AMT, Rfdg.	5.000	01/01/32	1,600	1,742,733
Whiting Rev.,
BP Products North America, Rfdg., AMT (Mandatory put date 06/05/26)	5.000(cc)	12/01/44	2,025	2,050,132

				18,456,694

Iowa 0.1%

Iowa Student Loan Liquidity Corp. Rev.,
Sr. Series B, AMT	5.000	12/01/34	815	854,626
Sr. Series B, AMT	5.000	12/01/35	635	658,719

				1,513,345

Kansas 0.5%

Kansas Dev. Fin. Auth. Rev.,
Adventhealth Oblig. Grp., Series B, Rfdg. (Mandatory put date 11/15/31)	5.000(cc)	11/15/54	3,165	3,502,660
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev.,
Impvt., Series A	5.000	09/01/45	2,170	2,142,007

				5,644,667

Kentucky 2.4%

Kentucky Asset Liability Commn. Rev.,
Series B, Rfdg., AMT	5.000	09/01/25	3,000	3,000,000
Kentucky Pub. Energy Auth. Rev.,
Series A, Rfdg. (Mandatory put date 12/01/29)	5.250(cc)	06/01/55	6,000	6,387,401
Series A-1 (Mandatory put date 08/01/30)	4.000(cc)	08/01/52	4,925	4,999,897
Series A-1, Rfdg. (Mandatory put date 02/01/32)	5.250(cc)	04/01/54	5,370	5,783,384
Series C (Mandatory put date 02/01/28)	4.000(cc)	02/01/50	920	934,000
Kentucky Turnpike Auth. Rev.,
Revitalization Proj., Series A, Rfdg.	5.000	07/01/26	1,310	1,339,445
Owen Cnty. Wtrwks. Sys. Rev.,
American Wtr. Co., Series A, Rfdg. (Mandatory put date 10/01/29)	2.450(cc)	06/01/39	1,500	1,442,532
Trimble Cnty. Rev.,
Louisville Gas & Elect. Proj., Rmkt., Series A, Rfdg., AMT (Mandatory put date 09/01/27)	1.300(cc)	09/01/44	2,250	2,130,680

				26,017,339

Louisiana 0.5%

Louisiana Local Govt. Envirml. Facs. & Comnty. Dev. Auth. Rev.,
Christwood Proj., Rfdg., 144A	4.250	11/15/30	1,000	983,969

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana (cont’d.)

Louisiana Pub. Facs. Auth. Rev.,
Elementus Minerals LLC Proj. (Mandatory put date 11/01/25), 144A	5.000%(cc)	10/01/43	2,500	$2,505,444
Franciscan Mis., Unrefunded, Rfdg.	5.000	07/01/39	1,990	1,991,333

				5,480,746

Maine 0.2%

Maine Hlth. & Higher Edl. Facs. Auth. Rev.,
Northeastern Univ. Issue, Series B	5.000	10/01/39	2,285	2,387,306

Maryland 0.1%

Maryland St. Trans. Auth. Rev.,
Series A, Rfdg.	5.000	07/01/41	1,045	1,097,351

Massachusetts 0.6%

Massachusetts Dev. Fin. Agcy. Rev.,
Harvard Univ., Series A, Rfdg.	5.000	07/15/40	2,500	2,774,046
Series B, Rfdg.	4.000	02/15/36	2,000	2,086,350

Massachusetts Edl. Fing. Auth. Rev.,
Sr. Series B, Rfdg., AMT	5.000	07/01/28	1,000	1,044,922

Massachusetts St. Port Auth. Rev.,
Series A, Rfdg., AMT	5.000	07/01/27	320	333,126

				6,238,444

Michigan 2.0%

Michigan Fin. Auth. Rev.,
Beaumont-Spectrum Consolidation, Series A, Rfdg.	5.000	04/15/29	1,000	1,086,315
Sr. Series A, Class 1, Rfdg.	5.000	06/01/30	2,000	2,155,491
Sr. Series A, Class 1, Rfdg.	5.000	06/01/32	1,950	2,078,034
Sr. Series A-Class 1, Rfdg.	5.000	06/01/31	1,800	1,936,837
Sr. Series B-1, Class 2, Rfdg.	5.000	06/01/49	1,120	1,087,814
Sustainable Bonds, Henry Ford Hlth. Detroit Utl. Plant Proj.	5.500	02/28/49	1,245	1,269,143

Michigan St. Hosp. Fin. Auth. Rev.,
Corewell Hlth., Series B2, Rfdg. (Mandatory put date 06/01/35)	5.000(cc)	08/15/55	2,665	2,891,731

Michigan St. Univ. Rev.,
Series A, Rfdg.	5.000	08/15/39	2,000	2,116,665

Michigan Strategic Fd. Rev.,
Sustainable Bond, Recycled Board Machine Proj., AMT (Mandatory put date 10/01/26)	4.000(cc)	10/01/61	6,150	6,103,638

Wayne County Airport Authority Rev.,
Detroit Metropolitan Wayne Cnty. Arpt., Series B	5.250	12/01/36	350	374,497
Detroit Metropolitan Wayne Cnty. Arpt., Series B	5.250	12/01/37	350	370,900
Detroit Metropolitan Wayne Cnty. Arpt., Series B	5.250	12/01/38	360	378,023

				21,849,088

Minnesota 0.8%

Minneapolis Rev.,
Allina Hlth. Sys., Series B (Mandatory put date 11/15/30)	5.000(cc)	11/15/53	1,120	1,204,327

Minneapolis St. Paul Metropolitan Arpt. Commn. Rev.,
Sub. Series B, Rfdg., AMT	5.000	01/01/33	2,325	2,513,056

Minnesota Rural Wtr. Fin. Auth., Inc. Rev.,
Rfdg., BANS	3.300	08/01/26	1,300	1,305,478

Ramsey Rev.,
Pact Chrt. Sch. Proj., Series A, Rfdg.	5.000	06/01/32	2,000	1,974,422

Washington Cnty. Cmnty. Dev. Agcy. Rev.,
Cottage Grove Bluestem Proj. (Mandatory put date 09/01/25)	3.680(cc)	09/01/26	1,200	1,200,000

				8,197,283

See Notes to Financial Statements.

PGIM National Muni Fund 7

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Mississippi 2.8%

Mississippi Bus. Fin. Corp. Rev.,
Chevron USA, Inc. Proj., Series B, FRDD	3.750%(cc)	12/01/30	6,380	$6,380,000
Chevron USA, Inc. Proj., Series E, FRDD	3.750(cc)	12/01/30	9,155	9,155,000
Chevron USA, Inc., Series I, FRDD	3.750(cc)	11/01/35	12,585	12,585,000
Poll. Ctrl., Rfdg.	3.200	09/01/28	500	500,178

Warren Cnty. Rev.,
Int’l Paper Co. Proj., Rmkt. Rfdg.	4.000	09/01/32	1,250	1,266,801

				29,886,979

Nebraska 0.6%

Central Plns. Energy. Proj. Rev.,
Proj. No. 4, Series A, Rfdg. (Mandatory put date 11/01/29)	5.000(cc)	05/01/54	3,000	3,175,934
Sub. Series A-1 (Mandatory put date 08/01/31)	5.000(cc)	08/01/55	1,950	2,084,902

Douglas Cnty. Hosp. Auth. No. 2 Rev.,
Children’s Hosp. Oblig. Grp. (Mandatory put date 11/15/25)	5.000(cc)	11/15/53	1,270	1,271,458

				6,532,294

New Hampshire 4.1%

National Fin. Auth. Rev.,
Sustainable Cert., Series 1-A, NFA Muni. Cert., ARC70 (Mandatory put date 10/01/34)	4.150	10/20/40	3,865	3,814,536
Sustainable Cert., Series 2024-3, Class A	4.163(cc)	10/20/51	3,974	3,559,513

New Hampshire Bus. Fin. Auth. Rev.,
Caldwell Ranch Proj., 144A	4.875	12/01/33	1,400	1,399,692
Grand Pines Proj., 144A	5.625	06/01/39	2,000	2,017,916
Mult. Utility Imps., 144A	5.875	12/15/33	2,500	2,511,729
Municipal CTFS, Sustainable CTFS, Series 2025-2, Class A-1	4.216(cc)	11/20/42	4,000	3,701,134
Silverado Proj., 144A	5.000	12/01/28	2,000	1,989,080
Sustainable Bonds, Muni. CTFS, Series 2025-1, Class A-1	4.168(cc)	01/20/41	1,993	1,870,474
Sustainable Cert., Series 2024-4, Class A-US	4.183(cc)	11/20/39	2,979	2,756,664
Sustainable CTFS 2025-1, Class A-1 (Mandatory put date 06/01/35)	4.750	06/20/41	2,999	3,010,849
Tamarron Proj., 144A	5.250	12/01/35	2,000	1,988,713
The Highlands Proj.	5.125	12/15/30	1,430	1,423,971
The Wildflower Proj., CABS, 144A	5.835(t)	12/15/33	4,500	2,745,211
Univ. of Nevada Reno Proj., Series A, BAM	5.250	06/01/51	1,820	1,841,629
Valencia Proj., 144A	5.300	12/01/32	1,240	1,225,564
Wste. Mgmt., Inc. Proj., Series A, Rfdg., AMT, Rmkt. (Mandatory put date 07/01/26)	4.000(cc)	10/01/33	2,750	2,763,670
Wtr. Util. Imps., 144A	5.375	12/15/35	4,300	4,210,601

New Hampshire Hlth. & Edu. Facs. Auth. Act Rev.,
Series C, Rmkt., Rfdg. (Mandatory put date 08/03/27)	3.300(cc)	06/01/38	1,000	1,009,068

				43,840,014

New Jersey 3.8%

New Jersey Econ. Dev. Auth. Rev.,
American Wtr. Co., Inc. Proj., Series D, Rfdg., AMT (Mandatory put date 12/01/27)	1.100(cc)	11/01/29	625	585,409
American Wtr. Co., Inc., Series A, Rfdg., AMT (Mandatory put date 12/03/29)	2.200(cc)	10/01/39	1,250	1,152,667
Series SSS, Rfdg.	5.250	06/15/36	1,000	1,107,241

New Jersey Healthcare Facs. Fing. Auth. Rev.,
Greystone Svcs. Greystone Park Proj. Rfdg.	5.000	09/15/25	1,250	1,251,086
Hackensack Meridian Hlth., Series A, Rfdg.	5.000	07/01/39	1,500	1,518,977

New Jersey Higher Ed. Student Assistance Auth. Rev.,
Sr. Bond, Series 1-B, Rfdg., AMT	5.000	12/01/34	2,660	2,771,392
Sr. Series A, Rfdg.	5.000	12/01/25	550	552,156
Sr. Series A, Rfdg.	5.000	12/01/26	700	715,009

New Jersey Hr. Ed. Student Assistance Auth. Rev.,
Sr. Bond, Series 3, Rfdg., AMT(hh)	5.000	12/01/27	2,000	2,067,668
Sr. Bond, Series 3, Rfdg., AMT(hh)	5.000	12/01/28	1,500	1,569,698

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)

New Jersey Tpke. Auth. Rev.,
Series C, Rfdg.	5.000%	01/01/45	2,000	$2,053,526
New Jersey Trans. Tr. Fd. Auth. Rev.,
Cap Apprec., Transn. Sys., Series A	4.751(t)	12/15/40	5,000	2,438,243
Series A, Rfdg.	5.000	06/15/34	2,100	2,350,094
Series AA, Rfdg.	5.250	06/15/41	1,910	2,022,618
Trans. Prog. Notes, Rmkt., Series BB-1	5.000	06/15/33	1,300	1,375,878
Trans. Prog., Series CC	5.000	06/15/41	2,500	2,583,977
Trans. Prog., Series CC	5.000	06/15/42	1,000	1,024,821
Trans. Sys., Series A, Rfdg.	5.250	06/15/41	2,000	2,106,442
South Jersey Trans. Auth. Rev.,
Series A, Rfdg., BAM	5.000	11/01/39	1,000	1,057,025
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/26	2,765	2,808,323
Series A, Rfdg.	5.000	06/01/27	1,335	1,377,202
Series A, Rfdg.	5.000	06/01/30	3,135	3,268,699
Series A, Rfdg.	5.000	06/01/31	1,650	1,714,745
Series A, Rfdg.	5.000	06/01/37	2,000	2,023,038

				41,495,934

New Mexico 0.1%

Farmington Rev.,
4 Corners Proj., Rmkt., Rfdg.	1.800	04/01/29	1,500	1,392,462

New York 9.1%

Build NYC Resource Corp. Rev.,
Sr. Arpt. Facs. Trips Oblig. Grp., AMT	5.500	07/01/42	1,120	1,163,335
Sr. Arpt. Facs. Trips Oblig. Grp., AMT	5.500	07/01/43	2,435	2,508,449
Long Island Pwr. Auth. Rev.,
Notes	1.000	09/01/25	4,100	4,100,000
Series A, Rfdg.	5.000	09/01/37	3,200	3,510,516
Series B, Rfdg. (Mandatory put date 09/01/26)	1.500(cc)	09/01/51	3,000	2,952,477
Monroe Cnty. Ind. Dev. Corp. Rev.,
Eugenio Maria De Hostos Chart. Sch. Proj., Series A, 144A	5.000	07/01/34	830	851,311
New York,
Fiscal 2026, Series A-1, GO	5.000	08/01/38	4,000	4,324,368
Series C, Sub. Series C-1, GO	5.000	09/01/41	1,000	1,042,082
New York City Muni. Wtr. Fin. Auth. Rev.,
2nd Gen Resolution, Sub-Series CC-1, Rfdg.	5.250	06/15/37	1,000	1,028,866
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev.,
Future Tax Sec., Sub. Series D-1	5.500	11/01/45	1,560	1,643,264
Sub. Series A-2	5.000	08/01/38	2,000	2,037,637
New York City Trans. Fin. Auth. Rev.,
Multi-Modal Bonds, Sub. Series B	5.500	05/01/47	3,500	3,703,161
Series S-2, Rfdg.(hh)	5.000	07/15/37	3,500	3,804,293
Sub. Fiscal 2025, Series D	5.250	05/01/43	5,000	5,316,884
Sub. Fiscal 2025, Series H, Sub. Series H-1, Multi Modal	5.000	11/01/39	5,000	5,353,117
Sub. Fiscal 2026, Series A, Sub. Sries A-1	5.000	05/01/41	3,000	3,166,813
Sub. Future Tax, Series A, Sub. Series A-1, Rfdg.	5.000	11/01/40	4,000	4,232,729
New York Liberty Dev. Corp. Rev.,
Bank of America Tower at One Bryant Park Proj., Class 3, Rfdg.	2.800	09/15/69	7,000	6,471,461
Bank of America Tower at One Bryant Park Proj., Rfdg.	2.450	09/15/69	4,000	3,716,676
New York St. Dorm. Auth. Rev.,
Series A, Rfdg.	5.250	03/15/37	1,000	1,050,526
New York St. Hsg. Fin. Agcy. Rev.,
Green Bonds, Series A-2 (Mandatory put date 06/15/29)	3.350(cc)	06/15/54	820	824,379
Green Bonds, Series A-2 (Mandatory put date 12/15/30)	3.450(cc)	06/15/54	2,000	2,018,179
Hsg. 160 W 62nd Street, Series A-2, Rmkt. (Mandatory put date 04/01/32)	3.600(cc)	11/01/44	3,200	3,200,191

See Notes to Financial Statements.

PGIM National Muni Fund 9

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York St. Urban Dev. Corp. Rev.,
St. Personal Income Tax Gen. Purp., Series A, Bidding Grp. 1	5.000%	03/15/42	2,255	$2,280,418
New York Trans. Dev. Corp. Rev.,
JFK Int’l. Arpt. Proj. Term. 4, Series A, Rfdg., AMT	5.000	12/01/25	800	803,321
Laguardia Arpt., Term. B Redev., Series A, AMT	5.000	07/01/46	1,000	955,116
Laguardia Arpt., Term. C&D Redev. Proj., AMT	6.000	04/01/35	1,250	1,348,514
Sustainable Bond, JFK Int’l. Arpt. Term. One Proj., AGM	5.500	06/30/43	2,000	2,050,230
Sustainable Bond, John F. Kennedy Int’l. Arpt. Term. One Proj., AMT	6.000	06/30/54	1,500	1,520,370
Sustainable, JFK Intl. Arpt. New Term. One Proj., AMT	6.000	06/30/42	3,100	3,279,138
Port Auth. of NY & NJ Rev.,
Series 231ST, Rfdg., AMT	5.500	08/01/40	1,290	1,374,091
Series 246, AMT, Rfdg.	5.000	09/01/30	1,875	2,030,321
Series 246, Rfdg. AMT	5.000	09/01/28	1,500	1,586,126
Series 249, Rfdg., AMT	5.000	10/15/35	3,000	3,272,707
Triborough Bridge & Tunnel Auth. Rev.,
MTA Bridges & Tunnels, Series A-1	5.000	11/15/36	2,500	2,800,281
MTA Bridges & Tunnels, Series A-2, Rfdg.	5.000	11/15/36	2,500	2,799,488
Series A-2, Rfdg. (Mandatory put date 05/15/28)	2.000(cc)	05/15/45	2,000	1,924,872
TSASC, Inc. Rev.,
Series A, Rfdg.	5.000	06/01/41	2,405	2,323,713

				98,369,420

North Carolina 0.7%

Charlotte Arpt. Rev.,
Series B, Rfdg. AMT	5.000	07/01/30	1,125	1,224,491
Charlotte-Mecklenburg Hosp. Auth. Rev.,
Carolina B, Rfdg., FRDD	3.950(cc)	01/15/38	3,000	3,000,000
Cumberland Cnty. Indl. Facs. & Pollution Ctl. Fin. Auth. Rev.,
Proj. Aero, AMT (Mandatory put date 11/01/25)	3.750(cc)	12/01/27	3,075	3,075,456

				7,299,947

Ohio 3.0%

Allen Cnty. Hosp. Facs. Rev.,
Bon Secours Mercy Hlth., Rfdg.	5.000	12/01/30	1,100	1,203,228
American Muni. Pwr., Inc. Rev.,
Prairie St. Energy Campus Proj., Series A, Rfdg.	5.000	02/15/39	2,000	2,134,486
Buckeye Tob. Settlement Fing. Auth. Rev.,
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/28	8,415	8,832,652
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/33	3,560	3,790,877
Columbus Metropolitan Hsg. Auth. Rev.,
Orchards Proj. & The Eden Park Proj.	5.000	12/01/34	4,000	4,211,925
Hamilton Cnty. Swr. Sys. Rev.,
Met Swr. Dept. of Greater Cincinnati, Series B, Rfdg.	5.000	12/01/30	1,250	1,401,316
Ohio Air Quality Dev. Auth. Rev.,
American Elec. Pwr. Co. Proj., Series A (Mandatory put date 10/01/29)	2.400(cc)	12/01/38	500	482,367
American Elec. Pwr. Co. Proj., Series A, Rmkt., Rfdg. AMT	3.750	01/01/29	1,500	1,493,411
Duke Energy Corp. Proj., Series A, AMT, Rfdg. (Mandatory put date 06/01/27)	4.250(cc)	11/01/39	1,500	1,525,882
Ohio St.,
Common Sch. Series C, GO, Rfdg.	5.000	03/15/27	1,000	1,041,732
Ohio St. Univ. Rev.,
Multiyear Debt Issuance Prog. II, Series C	5.250	12/01/46	3,500	3,660,803
Ohio Wtr. Dev. Auth. Rev.,
Fresh Wtr., Series A, Rfdg.	5.250	06/01/26	615	623,934
Ohio Wtr. Dev. Auth. Wtr. Pollution Control Loan Fd. Rev.,
Sustainable Bonds, Series C	5.000	12/01/33	2,000	2,278,025

				32,680,638

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oklahoma 0.6%

Oklahoma Tpke. Auth. Rev.,
Series A, Rfdg.	5.000%	01/01/42	3,000	$3,024,171
Sr. Bonds, Series B, Rfdg.(hh)	5.000	01/01/40	2,000	2,145,068

Tulsa Municipal Arpt. Trust Trustees Rev.,
American Airlines, Inc. Proj., Rfdg., AMT	6.250	12/01/40	1,500	1,616,143

				6,785,382

Pennsylvania 3.9%

Chester Cnty. Indl. Dev. Auth. Rev.,
Avon Grove Chart. Sch. Nts.	5.000	03/01/27	2,140	2,169,773

Comnwlth. Fing. Auth. Rev.,
Tob. Mstr. Settlement Payment Bonds	5.000	06/01/34	1,170	1,206,877

Delaware Vlly. Regl. Fin. Auth. Rev.,
Series A, AMBAC	5.500	08/01/28	1,280	1,389,681

Luzerne Cnty. Indl. Dev. Auth. Rev.,
Pennsylvania American, Rfdg., AMT (Mandatory put date 12/03/29)	2.450(cc)	12/01/39	1,250	1,158,771

Pennsylvania Econ. Dev. Fing. Auth. Rev.,
The Penndot Major Bridges Package One Proj., P3 Proj., AGM, AMT	5.500	06/30/42	3,025	3,186,747
Wste. Mgmt., Inc. Proj., Series A, AMT, Rmkt. (Mandatory put date 08/03/26)	3.875(cc)	08/01/37	3,000	3,017,542
Wste. Mgmt., Inc. Proj., Series B, Rfdg., AMT (Mandatory put date 11/02/26)	1.100(cc)	06/01/31	1,250	1,215,168

Pennsylvania Higher Ed. Assistance Agcy. Rev.,
Sr. Series 1A, AMT	5.000	06/01/33	2,500	2,638,649
Sr. Series 1A, AMT	5.000	06/01/34	3,000	3,146,082

Pennsylvania St. Univ. Rev.,
Series A	5.000	09/01/41	2,400	2,417,794

Pennsylvania Tpke. Commn. Rev.,
1st Series, Rfdg.	5.000	12/01/43	2,500	2,578,610
Series A	5.000	12/01/49	3,150	3,155,883
Sub. Series 1(hh)	5.000	12/01/38	2,000	2,164,969
Sub. Series A-1	5.000	12/01/25	1,425	1,433,050
Sub. Series B, Rfdg.	5.000	06/01/29	1,985	2,017,862
Sub. Series B-1	5.250	06/01/47	2,000	2,002,583

Philadelphia Arpt. Rev.,
Pvt. Activity, Series B, Rfdg., AMT	5.000	07/01/35	2,700	2,905,704
Pvt. Activity, Series B, Rfdg., AMT	5.000	07/01/36	1,335	1,415,437

Philadelphia Auth. for Indl. Dev. Rev.,
Children’s Hosp. Proj., Rfdg.	4.000	07/01/37	1,075	1,036,946

Philadelphia Gas Wks. Co. Rev.,
16th Series A, AGM	5.000	08/01/28	625	664,602
16th Series A, AGM	5.000	08/01/29	1,000	1,082,270

				42,005,000

Puerto Rico 0.8%

Puerto Rico Ind. Tourist Edl. Med. & Envirml. Ctl. Facs. Fing. Auth. Rev.,
San Juan Cruise Term. Proj., Series 2023, Class A-1, AMT	6.750	01/01/45	1,000	1,108,647

Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured, Series A-1	4.500	07/01/34	848	847,951
Restructured, Series A-1, CABS	4.075(t)	07/01/33	1,962	1,430,132
Series A-1, CABS	3.308(t)	07/01/27	5,014	4,720,395

				8,107,125

Rhode Island 1.0%

Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
Clg. & Univ. Rev.	5.250	08/15/43	3,965	4,041,077

See Notes to Financial Statements.

PGIM National Muni Fund 11

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Rhode Island (cont’d.)

Rhode Island Student Loan Auth. Rev.,
Sr. Series A, AMT	5.000%	12/01/32	2,000	$2,112,872

Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/40	4,350	4,319,839

				10,473,788

South Carolina 1.6%

Greenwood Cnty. Rev.,
Self Regional Healthcare, Rfdg.	5.000	10/01/25	2,185	2,189,029

Patriots Energy Grp. Fing. Agcy. Rev.,
Series A-1 (Mandatory put date 08/01/31)	5.250(cc)	10/01/54	2,500	2,666,254
Series B-1, Rfdg. (Mandatory put date 03/01/31)	5.250(cc)	02/01/54	2,250	2,432,385

South Carolina Jobs-Econ. Dev. Auth. Rev.,
Foothill Affordable Hsg. Fndn., Paddock Club & Fairway Proj. (Mandatory put date 03/01/35)	4.000(cc)	03/01/62	3,200	3,178,484
Novant Hlth. Oblig. Grp., Series A	5.000	11/01/34	1,000	1,099,828
Novant Hlth. Oblig. Grp., Series A	5.250	11/01/41	1,000	1,046,744

South Carolina Pub. Svc. Auth. Rev.,
Series A, Rfdg.	5.000	12/01/32	4,595	4,978,009

				17,590,733

South Dakota 0.1%

South Dakota Hlth & Edl. Facs. Auth. Rev.,
Sanford, Series C-2, Rfdg. (Mandatory put date 11/01/32)	5.000(cc)	11/01/51	1,000	1,092,532

Tennessee 2.1%

Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev.,
Univ. of Tennessee Proj., Series B-1, BAM	5.250	07/01/64	1,000	995,083

Metropolitan Nashville Arpt. Auth. Rev.,
Sub. Series B, AMT	5.000	07/01/27	1,800	1,862,682

Tennergy Corp. Rev.,
Gas Sply. Series A (Mandatory put date 12/01/30)	5.500(cc)	10/01/53	770	821,268
Series A (Mandatory put date 09/01/28)	4.000(cc)	12/01/51	5,930	6,032,036

Tennessee Energy Acq. Corp. Gas Rev.,
Nat. Gas Utility Imps. (Mandatory put date 11/01/25)	4.000(cc)	11/01/49	9,750	9,758,781
Series A	5.250	09/01/26	2,675	2,727,028

				22,196,878

Texas 8.6%

Arlington Higher Edu. Fin. Corp. Rev.,

Trinity Basin Preparatory, Inc., PSFG	5.000	08/15/48	1,000	1,000,362

Arlington Hsg. Fin. Corp. Rev.,

6900 Matlok Road (Mandatory put date 04/01/27)	4.500(cc)	04/01/41	2,500	2,515,793

Bexar Cnty. Hsg. Fin. Corp. Rev.,

Pavilion at Culebra Apts. (Mandatory put date 03/01/26)	4.050(cc)	03/01/28	2,500	2,502,790

Brazos Higher Ed. Auth., Inc. Rev.,

Sr. Series 1A, AMT	5.000	04/01/34	2,500	2,637,964

Central Texas Regl. Mobility Auth. Rev.,

Series C	5.000	01/01/27	800	805,909

Sr. Lien, Series D, Rfdg.	5.000	01/01/29	1,085	1,167,711

Central Texas Turnpike Sys. Rev.,

1st Tier, Series B, Rfdg. (Mandatory put date 08/15/30)	5.000(cc)	08/15/42	2,000	2,165,933

2nd Tier, Series C, Rfdg.	5.000	08/15/41	2,000	2,077,807

Clifton Higher Ed. Fin. Corp. Rev.,

Idea Pub. Sch., PSFG, Rfdg.	5.000	08/15/35	1,250	1,369,743

Idea Pub. Sch., PSFG, Rfdg.	5.000	08/15/37	1,920	2,059,716

Idea Pub. Sch., Rfdg., PSFG	5.000	08/15/38	1,200	1,261,362

Idea Pub. Sch., Rfdg., PSFG	5.000	08/15/39	1,000	1,044,896

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Clifton Higher Ed. Fin. Corp. Rev., (cont’d.)
International Leadership of Texas, Inc., Series A, Rfdg., PSFG	5.000%	08/15/39	1,000	$1,045,278
Int’l Leadership of Texas, Inc., Series B, PSFG (Mandatory put date 02/15/30)	4.000(cc)	02/15/55	1,815	1,894,315
Dallas Fort Worth Int’l. Arpt. Rev.,
Rfdg.	5.000	11/01/34	1,500	1,698,227
Rfdg.	5.000	11/01/36	1,125	1,238,289
Dallas Hotel Occupancy Tax Rev.,
Rfdg.	4.000	08/15/28	1,010	1,022,029
EP Essential Hsg. WF PFC Rev.,
Home Essential Fun. Hsg. Prog. Tuscany Mesa Hills Proj.	4.250	12/01/34	1,000	1,009,923
EP Tuscany Zaragosa PFC Rev.,
Home Essential Function Hsg. Prog. Tuscany Mesa Hills Proj.	4.000	12/01/33	1,500	1,505,814
Galveston Wharves & Term. Rev.,
1st Lien, Series A, AMT	5.500	08/01/40	1,150	1,198,660
1st Lien, Series A, AMT	5.500	08/01/42	400	413,333
1st Lien, Series A, AMT	5.500	08/01/43	400	410,817
Wharves & Term., 1st Lien, AMT	6.000	08/01/43	2,000	2,116,761
Harris Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
Memorial Hermann Hlth. Sys., Series C-3, Rfdg. (Mandatory put date 12/01/26)	5.000(cc)	06/01/32	2,785	2,862,554
Harris Cnty. Toll Road Auth. Rev.,
1st Lien, Series A, Rfdg.	5.000	08/15/40	1,225	1,296,848
Series A, Rfdg.	5.000	08/15/35	2,000	2,206,699
Sr. Lien, Series A, Rfdg.	5.000	08/15/43	5,040	5,072,558
Houston Arpt. Sys. Rev.,
United Airlines, Inc. Term. Impvt. Proj., Series B, AMT	5.500	07/15/38	2,300	2,383,880
Houston Combined Util. Sys. Rev.,
Comb. 1st Lien, Series D, Rfdg.	5.000	11/15/34	3,000	3,003,551
Sub. 1st Lien, Series A, Rfdg.	5.000	11/15/25	2,000	2,010,321
Lakeside Place PFC Rev.,
Brookside Gardens Apts. (Mandatory put date 11/01/25)	4.150(cc)	11/01/26	3,500	3,502,815
Lower Colorado River Auth. Rev.,
LCRA Transmission Svcs. Corp. Proj., Series A, Rfdg., BAM	5.000	05/15/37	5,000	5,461,432
LCRA Transmn. Svcs. Corp. Proj., Rfdg., AGM	5.000	05/15/27	1,335	1,391,893
LCRA Transmn. Svcs. Corp. Proj., Series A, Rfdg.	6.000	05/15/52	1,500	1,580,130
North Texas Twy. Auth. Rev.,
1st Tier, Series A, Rfdg.	5.000	01/01/28	1,180	1,189,403
Cap. Apprec., Sys., 1st Tier, Series D, Rfdg., AGM	4.407(t)	01/01/38	8,000	4,672,100
Series A, Rfdg.	5.000	01/01/30	1,765	1,777,892
Permanent Univ. Fd. Univ. of Texas Sys. Rev.,
Series A, Rfdg.	5.000	07/01/39	4,500	5,000,977
Series A, Rfdg.	5.000	07/01/40	3,000	3,174,124
San Antonio Elec. & Gas Sys. Rev.,
Series C, Rfdg.	5.500	02/01/49	1,000	1,050,370
Series D, Rfdg.	5.000	02/01/41	2,000	2,085,971
Tarrant Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
TX Hlth. Resources Sys. (Mandatory put date 11/15/32)	5.000(cc)	11/15/64	1,500	1,654,729
Texas Priv. Activity Bond Surface Trans. Corp. Rev.,
Bond Surface Trans. Corp., Sr. Lien, Rfdg. AMT	5.500	06/30/40	1,900	1,982,267
Texas St.,
Mobility Fund, Series B, GO, Rfdg.	5.000	10/01/36	1,870	1,871,271
Texas Trans. Commn. St. Hwy. Fd. Rev.,
Rfdg.	5.000	10/01/33	3,000	3,426,539

				92,821,756

Utah 2.4%

Intermountain Pwr. Agcy. Rev.,
Series A	5.250	07/01/45	2,500	2,542,299

See Notes to Financial Statements.

PGIM National Muni Fund 13

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Utah (cont’d.)

Ogden City Sch. Dist.,
GO	1.375%	06/15/32	2,010	$1,673,983
GO	1.500	06/15/33	1,420	1,154,282
GO	1.625	06/15/34	2,200	1,748,411
Salt Lake City Corp. Arpt. Rev.,
Intl. Arpt., Series A, AMT	5.000	07/01/36	2,000	2,118,531
Series A, AMT	5.250	07/01/41	3,250	3,357,818
Series A, AMT	5.250	07/01/48	3,850	3,853,071
Utah Cnty. Rev.,
IHC Hlth. Svcs., Inc., Series A	5.000	05/15/43	2,545	2,575,448
Utah Telecommunication Open Infrast. Agcy. Rev.,
Rfdg.	5.500	06/01/40	4,885	5,303,897
Utah Trans. Auth. Rev.,
Sr. Lien, Rfdg.	5.000	06/15/40	2,000	2,146,600

				26,474,340

Virginia 0.6%

Alexandria Redev. & Hsg. Auth. Rev.,
431 S Columbus Street Block 4 Proj. (Mandatory put date 12/01/25)	3.400(cc)	12/01/54	1,750	1,751,650
Fairfax Cnty. Ind. Dev. Auth. Rev.,
Healthcare Inova Hlth. Sys., Series B-2, Rmkt., Rfdg. (Mandatory put date 05/15/30)	5.000(cc)	05/15/57	1,100	1,194,425
James City Cnty. Econ. Dev. Auth. Rev.,
Williamsburg Landing, Temps 50, Series C-3	5.250	12/01/27	525	525,786
Louisa Indl. Dev. Auth. Rev.,
VA Elec. & Pwr. Co. Proj., Series B, Rmkt. (Mandatory put date 10/01/30)(hh)	3.125(cc)	11/01/35	1,000	1,008,609
Virginia Small Bus. Fing. Auth. Rev.,
Sr. Lien Elizabeth River Crossing Opco, LLC Proj. Rfdg.	4.000	01/01/30	1,750	1,793,402

				6,273,872

Washington 2.6%

Port of Seattle Rev.,
Series A, AMT	5.000	05/01/26	1,800	1,827,274
Series A, AMT	5.000	05/01/43	1,675	1,628,017
Washington Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	2,690	2,686,593
Washington St.,
Series 2020A, GO	5.000	08/01/42	3,000	3,058,002
Series R-2024C, GO, Rfdg.	5.000	08/01/40	1,100	1,176,532
Var. Purp., Series A, GO	5.000	08/01/42	2,000	2,028,141
Washington St. Hsg. Fin. Commn. Rev.,
Municipal Cert., Series 2025-1, Class A-1, Sustainable Bonds	4.078(cc)	08/20/63	4,000	3,663,247
Sustainable Cert., Series 2023-1, Class X	1.495(cc)	04/20/37	32,261	3,167,449
Sustainable Cert., Series 2024-1, Class A	4.221(cc)	03/01/50	4,972	4,578,177
Washington St. Univ. Rev.,
Rfdg.	5.000	04/01/38	3,565	3,849,053
Whatcom Cnty. Pub. Util. Dist. No. 1,
Series A, GO, AMT, BAM	5.000	12/01/34	850	901,771

				28,564,256

West Virginia 0.3%

West Virginia Econ. Dev. Auth. Rev.,
Commercial Metals Co. Proj., AMT (Mandatory put date 05/15/32)	4.625(cc)	04/15/55	2,000	1,953,524
West Virginia Parkways Auth. Rev.,
Sr. Turnpike Toll Rev.	5.000	06/01/39	1,750	1,788,643

				3,742,167

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Wisconsin 1.9%

Pub. Fin. Auth. Rev.,
Astro Texas Land Proj., Rfdg., 144A	5.000%	12/15/36	1,999	$1,963,384
Class A, Series 1	4.100	09/25/39	2,950	2,756,167
Cuyahoga River Cap. Port., Class A, Series 1 (Mandatory put date 07/01/28), 144A	4.000	01/01/55	5,000	4,997,020
Million Air Three LLC Gen. Avtn. Facs. Proj., Series A, Rfdg. AMT, 144A	5.500	09/01/30	450	464,364
Million Air Three LLC Gen. Avtn. Facs. Proj., Series A, Rfdg. AMT, 144A	5.750	09/01/35	715	737,704
Mountain Island Chrt. Sch., Ltd., Rfdg.	4.000	07/01/27	260	260,061
Nolina & Sorella Proj., RANS, 144A	5.500	12/15/32	2,578	2,514,761
Providence St. Joseph Hlth. Series 2021C, Rfdg. (Mandatory put date 10/01/30)	4.000(cc)	10/01/41	910	937,766
Series 2025-1, Class A, Cert. (Mandatory put date 08/01/27), 144A	4.750(cc)	08/01/59	5,000	4,995,697

Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Forensic Science & Protective Med. Collaboration, Inc. Proj., 144A	5.000	08/01/27	1,400	1,408,892

				21,035,816

TOTAL MUNICIPAL BONDS (cost $1,069,420,863)				1,060,875,469

			Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS 1.9%
iShares National Muni Bond ETF			86,440	9,029,522
Vanguard Tax-Exempt Bond Index ETF			237,500	11,639,875

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $20,480,395)				20,669,397

TOTAL LONG-TERM INVESTMENTS
(cost $1,089,901,258)				1,081,544,866

SHORT-TERM INVESTMENTS 0.0%

AFFILIATED MUTUAL FUND 0.0%
PGIM Core Ultra Short Bond Fund (cost $286,800)(wb)			286,800	286,800

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $348,774)	4.233%	10/02/25	350	348,771

TOTAL SHORT-TERM INVESTMENTS
(cost $635,574)				635,571

TOTAL INVESTMENTS 100.1%
(cost $1,090,536,832)				1,082,180,437
Liabilities in excess of other assets(z) (0.1)%				(1,600,128)

NET ASSETS 100.0%				$1,080,580,309

See Notes to Financial Statements.

PGIM National Muni Fund 15

Schedule of Investments (continued)

as of August 31, 2025

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

BANS—Bond Anticipation Notes

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

ETF—Exchange-Traded Fund

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

PFC—Public Facility Corporation

PSFG—Permanent School Fund Guarantee

RANS—Revenue Anticipation Notes

Rfdg—Refunding

SAN—Santander Bank, N.A.

SOFR—Secured Overnight Financing Rate

TCRs—Transferrable Custodial Receipts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2025.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
251	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	$29,257,188	$(2,728)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$1,546,000	$232,182

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$47,046,121	$—
Alaska	—	10,280,201	—
Arizona	—	22,171,324	—
Arkansas	—	2,742,330	—
California	—	40,554,450	—
Colorado	—	51,809,173	—
Connecticut	—	15,057,319	—
District of Columbia	—	19,823,682	—
Florida	—	66,795,276	—
Georgia	—	46,909,603	—
Guam	—	2,124,556	—
Hawaii	—	6,486,452	—
Illinois	—	83,531,386	—
Indiana	—	18,456,694	—
Iowa	—	1,513,345	—
Kansas	—	5,644,667	—
Kentucky	—	26,017,339	—
Louisiana	—	5,480,746	—
Maine	—	2,387,306	—
Maryland	—	1,097,351	—
Massachusetts	—	6,238,444	—
Michigan	—	21,849,088	—
Minnesota	—	8,197,283	—
Mississippi	—	29,886,979	—
Nebraska	—	6,532,294	—
New Hampshire	—	43,840,014	—
New Jersey	—	41,495,934	—
New Mexico	—	1,392,462	—
New York	—	98,369,420	—
North Carolina	—	7,299,947	—
Ohio	—	32,680,638	—
Oklahoma	—	6,785,382	—
Pennsylvania	—	42,005,000	—
Puerto Rico	—	8,107,125	—
Rhode Island	—	10,473,788	—
South Carolina	—	17,590,733	—
South Dakota	—	1,092,532	—
Tennessee	—	22,196,878	—
Texas	—	92,821,756	—
Utah	—	26,474,340	—
Virginia	—	6,273,872	—
Washington	—	28,564,256	—
West Virginia	—	3,742,167	—
Wisconsin	—	21,035,816	—
Unaffiliated Exchange-Traded Funds	20,669,397	—	—
Short-Term Investments
Affiliated Mutual Fund	286,800	—	—
U.S. Treasury Obligation	—	348,771	—

Total	$20,956,197	$1,061,224,240	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(2,728)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM National Muni Fund 17

Schedule of Investments (continued)

as of August 31, 2025

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Transportation	17.4%
Special Tax/Assessment District	11.5
Pre-pay Gas	11.1
Development	10.5
Healthcare	9.0
Corporate Backed IDB & PCR	8.8
Education	8.5
Power	6.3
General Obligation	5.4
Tobacco Appropriated	4.5
Water & Sewer	2.6
Lease Backed Certificate of Participation	2.5

Unaffiliated Exchange-Traded Funds	1.9%
Pre-Refunded	0.1
U.S. Treasury Obligation	0.0 *
Affiliated Mutual Fund	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$2,728*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$1,661,071

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(288,490)

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$19,548,881

*
Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $1,090,250,032)	$1,081,893,637
Affiliated investments (cost $286,800)	286,800
Interest receivable	11,851,039
Deposit with broker for centrally cleared/exchange-traded derivatives	1,546,000
Receivable for Fund shares sold	489,670
Due from broker—variation margin futures	294,682
Prepaid expenses and other assets	637

Total Assets	1,096,362,465

Liabilities

Payable for investments purchased	12,699,540
Payable for Fund shares purchased	2,428,842
Management fee payable	244,309
Accrued expenses and other liabilities	172,355
Distribution fee payable	110,209
Dividends and Distributions payable	105,896
Affiliated transfer agent fee payable	17,605
Directors’ fees payable	3,400

Total Liabilities	15,782,156

Net Assets	$1,080,580,309

Net assets were comprised of:
Common stock, at par	$783,364
Paid-in capital in excess of par	1,131,396,602
Total distributable earnings (loss)	(51,599,657)

Net assets, August 31, 2025	$1,080,580,309

See Notes to Financial Statements.

PGIM National Muni Fund 19

Statement of Assets and Liabilities

as of August 31, 2025

Class A

Net asset value and redemption price per share, ($ 485,570,973 ÷ 35,185,360 shares of common stock issued and outstanding)	$13.80
Maximum sales charge (3.25% of offering price)	0.46

Maximum offering price to public	$14.26

Class C

Net asset value, offering price and redemption price per share, ($ 8,308,409 ÷ 600,768 shares of common stock issued and outstanding)	$13.83

Class Z

Net asset value, offering price and redemption price per share, ($ 367,870,107 ÷ 26,680,548 shares of common stock issued and outstanding)	$13.79

Class R6

Net asset value, offering price and redemption price per share, ($ 218,830,820 ÷ 15,869,767 shares of common stock issued and outstanding)	$13.79

See Notes to Financial Statements.

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$38,117,589
Affiliated dividend income	910,223
Unaffiliated dividend income	555,346

Total income	39,583,158

Expenses
Management fee	3,065,472
Distribution fee(a)	1,339,685
Transfer agent’s fees and expenses (including affiliated expense of $ 115,052)(a)	644,862
Registration fees(a)	107,491
Custodian and accounting fees	79,913
Shareholders’ reports	45,330
Audit fee	44,074
Professional fees	42,651
Directors’ fees	23,049
SEC registration fees	11,625
Miscellaneous	47,356

Total expenses	5,451,508
Less: Fee waiver and/or expense reimbursement(a)	(438,716)
Custodian fee credit	(783)

Net expenses	5,012,009

Net investment income (loss)	34,571,149

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(5,005,762)
Futures transactions	1,661,071

(3,344,691)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,928,500)
Futures	(288,490)

(16,216,990)

Net gain (loss) on investment transactions	(19,561,681)

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,009,468

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	1,244,218	95,467	—	—
Transfer agent’s fees and expenses	312,533	9,971	316,793	5,565
Registration fees	34,570	13,403	31,649	27,869
Fee waiver and/or expense reimbursement	(138,038)	(2,648)	(205,643)	(92,387)

See Notes to Financial Statements.

PGIM National Muni Fund 21

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$34,571,149	$30,197,417
Net realized gain (loss) on investment transactions	(3,344,691)	(11,523,186)
Net change in unrealized appreciation (depreciation) on investments	(16,216,990)	39,336,997

Net increase (decrease) in net assets resulting from operations	15,009,468	58,011,228

Dividends and Distributions
Distributions from distributable earnings
Class A	(15,496,956)	(14,641,394)
Class C	(207,811)	(220,549)
Class Z	(11,354,009)	(8,930,537)
Class R6	(7,298,584)	(6,153,208)

	(34,357,360)	(29,945,688)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	327,172,927	366,162,384
Net asset value of shares issued in reinvestment of dividends and distributions	33,100,504	28,635,451
Cost of shares purchased	(325,218,017)	(280,810,941)

Net increase (decrease) in net assets from Fund share transactions	35,055,414	113,986,894

Total increase (decrease)	15,707,522	142,052,434

Net Assets:

Beginning of year	1,064,872,787	922,820,353

End of year	$1,080,580,309	$1,064,872,787

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.05	$13.68	$13.75	$15.32	$15.10
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.40	0.31	0.27	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.25)	0.36	(0.07)	(1.57)	0.22
Total from investment operations	0.18	0.76	0.24	(1.30)	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.39)	(0.31)	(0.27)	(0.31)
Net asset value, end of year	$13.80	$14.05	$13.68	$13.75	$15.32
Total Return(b):	1.32%	5.65%	1.78%	(8.56)%	3.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$485,571	$513,152	$525,991	$552,551	$673,470
Average net assets (000)	$497,687	$517,175	$533,792	$613,992	$642,658
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	0.62%	0.61%	0.61%
Expenses before waivers and/or expense reimbursement	0.64%	0.64%	0.65%	0.64%	0.63%
Net investment income (loss)	3.13%	2.86%	2.28%	1.85%	2.05%
Portfolio turnover rate(c)(d)	62%	84%	57%	50%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund 23

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.08	$13.71	$13.78	$15.35	$15.13
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.27 (b)	0.19	0.15	0.19
Net realized and unrealized gain (loss) on investment transactions	(0.26)	0.37 (c)	(0.07)	(1.57)	0.22
Total from investment operations	0.05	0.64	0.12	(1.42)	0.41
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.19)	(0.15)	(0.19)
Net asset value, end of year	$13.83	$14.08	$13.71	$13.78	$15.35
Total Return(d):	0.39%	4.68%	0.89%	(9.31)%	2.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,308	$10,630	$12,730	$15,384	$19,794
Average net assets (000)	$9,547	$11,562	$14,463	$17,931	$21,489
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.49%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	1.56%	1.56%	1.52%	1.49%	1.47%
Net investment income (loss)	2.20%	1.93%	1.41%	1.01%	1.23%
Portfolio turnover rate(e)(f)	62%	84%	57%	50%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class Z Shares
	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.04	$13.66	$13.74	$15.30	$15.08
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.43	0.35	0.31	0.35
Net realized and unrealized gain (loss) on investment transactions	(0.25)	0.38	(0.08)	(1.57)	0.22
Total from investment operations	0.22	0.81	0.27	(1.26)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.43)	(0.35)	(0.30)	(0.35)
Net asset value, end of year	$13.79	$14.04	$13.66	$13.74	$15.30
Total Return(b):	1.58%	5.99%	1.97%	(8.28)%	3.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$367,870	$331,459	$205,178	$171,216	$167,012
Average net assets (000)	$337,272	$289,162	$175,759	$169,419	$126,301
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses before waivers and/or expense reimbursement	0.42%	0.43%	0.44%	0.44%	0.44%
Net investment income (loss)	3.39%	3.11%	2.55%	2.11%	2.26%
Portfolio turnover rate(c)(d)	62%	84%	57%	50%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund 25

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.04	$13.67	$13.74	$15.30	$15.08
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.44	0.36	0.32	0.35
Net realized and unrealized gain (loss) on investment transactions	(0.25)	0.37	(0.07)	(1.57)	0.23
Total from investment operations	0.23	0.81	0.29	(1.25)	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.44)	(0.36)	(0.31)	(0.36)
Net asset value, end of year	$13.79	$14.04	$13.67	$13.74	$15.30
Total Return(b):	1.65%	5.99%	2.11%	(8.21)%	3.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$218,831	$209,632	$178,921	$179,799	$219,454
Average net assets (000)	$212,553	$195,170	$175,411	$208,328	$160,277
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses before waivers and/or expense reimbursement	0.33%	0.34%	0.34%	0.33%	0.34%
Net investment income (loss)	3.45%	3.18%	2.61%	2.17%	2.32%
Portfolio turnover rate(c)(d)	62%	84%	57%	50%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential National Muni Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM National Muni Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

PGIM National Muni Fund 27

Notes to Financial Statements (continued)

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has entered into a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2025, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.29% on average daily net assets up to $5 billion;	0.29%
0.28% on average daily net assets over $5 billion.

The Manager has contractually agreed, through December 31, 2026, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in

PGIM National Muni Fund 29

Notes to Financial Statements (continued)

effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
Z	0.36
R6	0.29

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended August 31, 2025, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$199,933	$25,081
C	—	626

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2025, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2025, were as follows:

Cost of Purchases	Proceeds from Sales
$729,284,493	$656,825,468

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2025, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(wb)
$26,895,801	$465,184,714	$491,793,715	$—	$—	$286,800	286,800	$910,223	$—
$26,895,801	$465,184,714	$491,793,715	$—	$—	$286,800		$910,223	$—

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
$1,362,157	$—	$—	$32,995,203	$34,357,360

For the year ended August 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
$1,188,162	$—	$—	$28,757,526	$29,945,688

For the year ended August 31, 2025, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income
$—	$—	$1,714,552

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of August 31, 2025 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,089,947,288	$9,912,984	$(17,682,563)	$(7,769,579)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of accreting market discount for GAAP and tax purposes and other GAAP to tax differences.

PGIM National Muni Fund 31

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of August 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$45,439,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2025 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 1 billion shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	150,000,000
B	5,000,000
C	25,000,000
Z	375,000,000
T	75,000,000
R6	370,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	76.4

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2025:
Shares sold	4,877,450	$67,683,071
Shares issued in reinvestment of dividends and distributions	1,031,376	14,303,364
Shares purchased	(6,707,683)	(92,923,846)
Net increase (decrease) in shares outstanding before conversion	(798,857)	(10,937,411)
Shares issued upon conversion from other share class(es)	150,388	2,080,736
Shares purchased upon conversion into other share class(es)	(678,011)	(9,417,953)
Net increase (decrease) in shares outstanding	(1,326,480)	$(18,274,628)

Year ended August 31, 2024:
Shares sold	5,464,299	$75,810,588
Shares issued in reinvestment of dividends and distributions	966,451	13,390,332
Shares purchased	(7,955,338)	(110,435,681)
Net increase (decrease) in shares outstanding before conversion	(1,524,588)	(21,234,761)
Shares issued upon conversion from other share class(es)	154,222	2,146,825
Shares purchased upon conversion into other share class(es)	(575,866)	(8,041,749)
Net increase (decrease) in shares outstanding	(1,946,232)	$(27,129,685)

Class C
Year ended August 31, 2025:
Shares sold	96,515	$1,343,611
Shares issued in reinvestment of dividends and distributions	14,844	206,352
Shares purchased	(135,141)	(1,878,074)
Net increase (decrease) in shares outstanding before conversion	(23,782)	(328,111)
Shares purchased upon conversion into other share class(es)	(130,190)	(1,804,207)
Net increase (decrease) in shares outstanding	(153,972)	$(2,132,318)

Year ended August 31, 2024:
Shares sold	145,811	$2,010,720
Shares issued in reinvestment of dividends and distributions	15,747	218,581
Shares purchased	(204,929)	(2,841,826)
Net increase (decrease) in shares outstanding before conversion	(43,371)	(612,525)
Shares purchased upon conversion into other share class(es)	(130,720)	(1,818,983)
Net increase (decrease) in shares outstanding	(174,091)	$(2,431,508)

Class Z
Year ended August 31, 2025:
Shares sold	13,517,353	$186,713,389
Shares issued in reinvestment of dividends and distributions	817,324	11,322,744
Shares purchased	(10,954,052)	(151,303,733)
Net increase (decrease) in shares outstanding before conversion	3,380,625	46,732,400
Shares issued upon conversion from other share class(es)	470,989	6,539,798
Shares purchased upon conversion into other share class(es)	(776,728)	(10,933,103)
Net increase (decrease) in shares outstanding	3,074,886	$42,339,095

Year ended August 31, 2024:
Shares sold	15,478,055	$213,089,393
Shares issued in reinvestment of dividends and distributions	641,938	8,904,175
Shares purchased	(7,373,113)	(101,919,508)
Net increase (decrease) in shares outstanding before conversion	8,746,880	120,074,060
Shares issued upon conversion from other share class(es)	237,020	3,283,109
Shares purchased upon conversion into other share class(es)	(393,667)	(5,411,263)
Net increase (decrease) in shares outstanding	8,590,233	$117,945,906

PGIM National Muni Fund 33

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended August 31, 2025:
Shares sold	5,171,033	$71,432,856
Shares issued in reinvestment of dividends and distributions	524,483	7,268,044
Shares purchased	(5,717,578)	(79,112,364)
Net increase (decrease) in shares outstanding before conversion	(22,062)	(411,464)
Shares issued upon conversion from other share class(es)	984,705	13,825,462
Shares purchased upon conversion into other share class(es)	(20,779)	(290,733)
Net increase (decrease) in shares outstanding	941,864	$13,123,265

Year ended August 31, 2024:
Shares sold	5,437,715	$75,251,683
Shares issued in reinvestment of dividends and distributions	442,056	6,122,363
Shares purchased	(4,754,044)	(65,613,926)
Net increase (decrease) in shares outstanding before conversion	1,125,727	15,760,120
Shares issued upon conversion from other share class(es)	726,697	10,077,603
Shares purchased upon conversion into other share class(es)	(16,972)	(235,542)
Net increase (decrease) in shares outstanding	1,835,452	$25,602,181

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/27/2024 – 9/25/2025	9/29/2023 – 9/26/2024

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 26, 2025 will provide a commitment of $1,200,000,000 through September 24, 2026. The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2025.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Insured Municipal Bonds Risk: The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the

PGIM National Muni Fund 35

Notes to Financial Statements (continued)

Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

10.	Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is currently evaluating the impact and does not expect ASU to have a material impact on the financial statements.

11.	Subsequent Event

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of August 31, 2025.

PGIM National Muni Fund 37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential National Muni Fund, Inc. and Shareholders of PGIM National Muni Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM National Muni Fund (the “Fund”) as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 20, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM National Muni Fund

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM National Muni Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a

1	PGIM National Muni Fund is the sole series of Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at pgim.com/investments

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2024.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2024. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	1st Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-, and ten-year periods and underperformed its benchmark index over the other periods.
●	The Board also noted that the Fund outperformed its benchmark index over all periods ended March 31, 2025.
●

The Board and PGIM Investments agreed to retain the existing cap (exclusive of certain fees and expenses) on total annual fund operating expenses after fee waivers and/or expense reimbursements at 0.36% of average daily net assets for Class Z shares, and 0.29% of average daily net assets for Class R6 shares through December 31, 2025.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM National Muni Fund

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 – Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item	18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item	19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 20, 2025